UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2025
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operation and Financial Condition.
On February 20, 2025, Leonardo DRS, Inc. (the “Company”) issued a news release reporting, among other things, its financial results for the fourth quarter and full year ended December 31, 2024 and providing its financial outlook for full year 2025. A copy of the news release is furnished as Exhibit 99.1 to this report.
The Company’s management will discuss operations and financial results in a previously announced earnings conference call beginning at 10:00 a.m. Eastern Time on February 20, 2025. A live audio broadcast of the conference call along with a supplemental presentation will be available to the public through links on the Investor Relations section of the Company’s web site (https://investors.leonardodrs.com/).
The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.
The information in Item 2.02 of this Form 8-K is incorporated by reference into this Item 7.01.

Item 8.01 Other Events.
On February 20, 2025, the Company announced that its Board of Directors approved the payment of a dividend. The Board declared a dividend in the amount of $0.09 per share, which will be paid on March 27, 2025 to stockholders of record as of the close of business on March 13, 2025. Future dividends will be subject to the approval of the Board of Directors.
Additionally, the Company announced that its Board of Directors authorized a stock repurchase program for the Company to purchase up to $75 million of its outstanding common stock, at its discretion, commencing March 2025 and expiring March 2027. Under the stock repurchase program, the Company may purchase shares of its common stock through various means, including open market transactions, block purchases, privately negotiated transactions or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing and actual number of shares repurchased are subject to market conditions and legal requirements. The program may be modified, discontinued or suspended at any time without prior notice.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Leonardo DRS, Inc. News Release dated February 20, 2025 (earnings release reporting Leonardo DRS, Inc.'s financial results for the quarter and full year ended December 31, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: February 20, 2025	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary